UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒         Filed by a Party other than the Registrant ☐
Check the
appropriate
box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
BC Partners Lending Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

BC Partners Lending Corporation

650 Madison Avenue, 3rd Floor

New York, New York 10022

Dear Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of BC Partners Lending Corporation, a Maryland corporation (“BCPL” or the “Company”), to be held virtually on June 24, 2025, at 12 p.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/BCPLPR2025. Stockholders of record of common stock of BCPL, par value $0.001 per share, at the close of business on April 24, 2025 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting and proxy statement. The proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are being made available to the stockholders thereof via the Internet on or about April 29, 2025. Your vote is very important to us.

The board of directors of the Company (the “Board of Directors”) unanimously recommends that you (i) vote “FOR” the election of the nominee proposed by the Board of Directors and described in the accompanying proxy statement and (ii) vote “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025. You can vote for the Board of Director’s nominee and on the other matters to be voted on at the Annual Meeting by following the instructions on the Notice of Internet Availability of Proxy Materials and voting by Internet or telephone.

It is important that your shares be represented at the Annual Meeting. Please follow the instructions on the Notice of Internet Availability of Proxy Materials and authorize a proxy via the Internet or telephone to vote your shares. We encourage you to vote via the Internet as it saves us significant time and processing costs. However, the Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the proxy statement and proxy card for the Annual Meeting free of charge, and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Annual Meeting. Voting by proxy does not deprive you of your right to participate in the virtual Annual Meeting.

No matter how many or few shares in the Company you own, your vote and participation are very important to us.

Sincerely,

/s/ Ted Goldthorpe
Ted Goldthorpe
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 24, 2025.

The accompanying proxy statement and BCPL’s Annual Report on Form 10-K for the year ended December 31, 2024 are available at www.sec.gov.

BC PARTNERS LENDING CORPORATION

650 Madison Avenue, 3rd Floor

New York, New York 10022

NOTICE OF VIRTUAL 2025 ANNUAL MEETING OF STOCKHOLDERS

Online Meeting Only – No Physical Meeting Location

www.virtualshareholdermeeting.com/BCPLPR2025

June 24, 2025, 12 p.m., Eastern Time

Dear Stockholders:

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of BC Partners Lending Corporation, a Maryland corporation (“BCPL” or the “Company”), will be conducted virtually, solely by the means of remote communication, on June 24, 2025, at 12 p.m., Eastern Time at the following website:

www.virtualshareholdermeeting.com/BCPLPR2025

At the Annual Meeting, in addition to transacting such other business as may properly come before the meeting and any postponements or adjournments thereof, the stockholders of the Company will consider and vote on the following proposals as to the Company:

(1)	The election of one director, who will serve until the 2028 Annual Meeting of Stockholders and until his successor is duly elected and qualifies; and

(2)	To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY’S DIRECTOR NOMINEE DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

You have the right to receive notice of, and to vote at, the Annual Meeting as to the proposals if you were a stockholder of record of common stock of BCPL, par value $0.001 per share, at the close of business on April 24, 2025. The Company is furnishing a proxy statement and proxy card to its stockholders on the Internet, rather than mailing printed copies of those materials to each of its stockholders. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials.

We are not aware of any other business, or any other nominees for election as directors of the Company, that may properly be brought before the Annual Meeting.

Thank you for your continued support of BCPL.

By order of the Board of Directors,

/s/ James Piekarski
James Piekarski Secretary

New York, New York

April 29, 2025

To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize a proxy to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the Annual Meeting, you still may participate in the virtual Annual Meeting.

BC PARTNERS LENDING CORPORATION

650 Madison Avenue

New York, New York 10022

PROXY STATEMENT

Virtual 2025 Annual Meeting of Stockholders

General

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Directors (the “Board”) of BC Partners Lending Corporation, a Maryland corporation (“BCPL” and the “Company,” “we,” “us” and “our”), for use at the Company’s virtual 2025 Annual Meeting of Stockholders (the “Annual Meeting”) that will be held solely by means of remote communication. This proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are being made available to the Company’s stockholders via the Internet on or about April 29, 2025.

We encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specified.

Annual Meeting Information

The Annual Meeting will be a completely virtual meeting that will be held solely by means of remote communication. There will be no physical meeting location and the Meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on June 24, 2025 at 12 p.m., Eastern Time. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/BCPLPR2025 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee and want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 11:30 a.m., Eastern Time. Please allow time for online check-in procedures.

You are entitled to attend and participate in the virtual Annual Meeting only if you are a record stockholder of common stock of BCPL, par value $0.001 per share, as of the close of business on the record date for the Annual Meeting, which is April 24, 2025 (the “Record Date”), or you hold a valid proxy for the Annual Meeting.

Availability of Proxy and Annual Meeting Materials

This proxy statement and BCPL’s Annual Report on Form 10-K for the year ended December 31, 2024 are available at www.sec.gov.

Purpose of Annual Meeting

In addition to transacting such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof, at the Annual Meeting, the stockholders of the Company will be asked to consider and vote on the following proposals:

1. The election of one director, who will serve until the 2028 Annual Meeting of Stockholders and until his successor is duly elected and qualified; and

2. The ratification of the selection Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Voting Information

General

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE COMPANY’S DIRECTOR NOMINEE DESCRIBED IN THIS PROXY STATEMENT AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

Voting Securities

You may cast one vote for each share of common stock of the Company that you owned as of the Record Date for each matter submitted for a vote at the Annual Meeting. Each share of the Company’s common stock has equal voting rights with all other shares of the Company’s common stock, which is the only class of voting securities outstanding of the Company. As of the close of business on the April 24, 2025 Record Date, BCPL had 3,393,473 shares of common stock outstanding.

Quorum Required

For the Company to conduct business at the Annual Meeting, a quorum of stockholders must be present at the Annual Meeting. The presence at the Annual Meeting, in person (virtually) or by proxy, of the holders entitled to cast a majority of the shares of the Company’s common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes.

Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

The Chairman of the Annual Meeting for the Company shall have the power to adjourn the Annual Meeting, whether or not a quorum is present, from time to time for any reason and without notice other than announcement at the Annual Meeting.

Submitting Voting Instructions for Shares Held Through a Broker, Bank, Trustee or Nominee

If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker, bank, trustee or nominee. If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee and want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Please instruct your broker, bank, trustee or nominee regarding how you would like your shares voted so your vote can be counted.

Discretionary Voting

Brokers, banks, trustees and nominees have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. The “routine” matter being considered by the Company at this Annual Meeting is the ratification of the appointment of the Company’s independent registered public accounting firm, and the “non-routine” matters being considered by the Company at this Annual Meeting is the election of directors. If you hold your shares in street name (or “nominee name”) and do not provide your broker, bank, trustee or nominee who holds such shares of record with specific instructions regarding how to vote on the Company’s proposal to elect directors.

Please note that to be sure your vote is counted on the Company’s proposal to elect directors, you should instruct your broker, bank, trustee or nominee how to vote your shares by following the voting instructions provided by your broker, bank, trustee or nominee. If you do not provide voting instructions, votes may not be cast on your behalf with respect to such proposals.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of the Company’s common stock, you may authorize a proxy to vote on your behalf by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Authorizing your proxy will not limit your right to participate in the virtual Annual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Receipt of Multiple Proxy Cards

Some of the Company’s stockholders hold their shares in more than one account and may receive a separate Notice of Internet Availability of Proxy Materials for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote by following the instructions in each Notice of Internet Availability of Proxy Materials you receive.

Revoking Your Proxy

If you are a stockholder of record of BCPL, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Annual Meeting to BC Partners Lending Corporation, as applicable, at 650 Madison Avenue, New York, New York 10022, Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Annual Meeting; or (iii) participating in the virtual Annual Meeting and voting online. If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual Annual Meeting does not revoke your proxy unless you also vote online at the Annual Meeting.

Appraisal Rights

Stockholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.

Votes Required

Election of directors. The affirmative vote of a plurality of all the votes cast in the election of directors at the Annual Meeting is required to elect the director nominee of the Company (i.e., the candidate receiving the most “for” votes will win the election). Stockholders may not cumulate their votes. Abstentions, votes to “withhold authority” and broker non-votes will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Ratification of independent registered public accounting firm. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm (i.e., the number of shares voted “for” the ratification of the appointment of Deloitte exceeds the number of votes “against” the ratification of the appointment of Deloitte). Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Information Regarding This Solicitation

The Company will bear the expenses of the solicitation of proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of the Company’s adviser or administrator, and its affiliates and/or a paid solicitor. No additional compensation will be paid to such regular employees for such services. If the Company retains a solicitor, it estimates that it will pay an aggregate of approximately $9,000 plus out-of-pocket expenses for such services and you could be contacted by telephone on behalf of the Company and be urged to vote. If the Company engages a solicitor, you could be contacted by telephone on behalf of the Company and be urged to vote. The solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. The Company will reimburse brokers and other persons holding the Company’s common stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies. The principal address of BCPL’s investment adviser, BC Partners Advisors L.P. (“BC Partners Advisors” and the “Adviser”), and BCPL’s administrator, BC Partners Management LLC (the “Administrator”), is 650 Madison Avenue, New York, New York 10022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 24, 2025, the beneficial ownership information of each current director, including the nominee for director, of the Company, as well as the Company’s executive officers, each person known to beneficially own 5% or more of the outstanding shares of its common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 3,393,473 shares of BCPL’s common stock outstanding as of April 24, 2025.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the shares of the Company’s common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The directors are divided into two groups — interested directors and independent directors. Each interested director is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The address of all executive officers and directors is c/o BC Partners Lending Corporation, as applicable, at 650 Madison Avenue, New York, New York 10022.

	Number of Shares(1)	Percentage of Class
Name and Address
Directors and Executive Officers:
Independent Directors
Alexander Duka	12,000	*
George Grunebaum	12,180	*
Robert Warshauer	12,000	*
Joseph Morea(7)	—	—
Interested Directors
Ted Goldthorpe	158,338	4.7%
Executive Officers
James Piekarski	—	—
David Held	—	—
Directors and Executive Officers as a Group	194,518	5.7%
5% Holders
BC Partners Holdings Limited(2)	404,562	11.8%
Haymarket Insurance Company(3)	303,050	8.9%
KKR Group Partnership L.P.(5)	413,949	12.2%
BCPLC Access Fund, LP(6)	361,032	10.6%
First Trust Alternative Opportunities Fund	567,120	16.7%

*	Represents less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)

As reported on Form 4 filed by BC Partners Co-Investment Holdings Limited on October 2, 2020, of the 200,562 additional shares of BCPL common stock over which BC Partners Holdings Limited has shared voting and dispositive power. Also, as reported on a Schedule 13D filed by BC Partners Holdings Limited on October 28, 2019, of the 204,000 shares of BCPL common stock over which BC Partners Holdings Limited has shared voting and dispositive power: (i) 200,000 shares of BCPL common stock are held by BC Partners Co-Investment Holdings Limited directly; and (ii) 4,000 shares of BCPL common stock are held by BC Partners Group Holdings Limited. The sole owner of the voting shares of BC Partners Co-Investment Holdings Limited is BC Partners Group Holdings Limited. BC Partners Group Holdings Limited is a wholly-owned subsidiary of BC Partners Holdings Limited.

(3)

As reported on a Schedule 13G filed by Haymarket Insurance Company (“Haymarket”) on January 28, 2020 of the 200,000 shares of BCPL over which Haymarket has the sole power to dispose or to direct the disposition of and the sole power to vote or to direct the vote. The principal address of Haymarket is 415 Bedford Road, Suite 102, Pleasantville, NY 10570.

(4)	[reserved]
(5)

As reported on Form 4 filed by KKR Group Partnership L.P. (“KKR”) on April 26, 2021, of the 11,432.927 additional shares of BCPL common stock beneficially owned by KKR and held by Forethought Life Insurance Company (“Forethought”), a subsidiary of KKR, over which Forethought has the sole power to dispose or to direct the disposition of and the sole power to vote or to direct the vote. Also, as reported on the Schedule 13D filed by Forethought on February 11, 2021 of the 402,516.387 of BCPL over which Forethought has the sole power to dispose or to direct the disposition of and the sole power to vote or to direct the vote. Pursuant to a letter agreement executed between BCPL and Forethought, Forethought may only exercise its voting power up to a total of 9.9% of BCPL’s outstanding voting securities. Certain terms of such letter agreement may represent a granting of a voting proxy in respect of the voting interest above 9.9%. The principal address for Forethought is 10 West Market Street, Suite 2300, Indianapolis, IN 46204.

(6)	As reported on the Schedule 13G filed with the SEC on February 13, 2024. The principal address of BCPLC Access Fund, LP is 300 Barr Harbor Drive, Suite 260, Conshocken, PA, 19428.
(7)	Mr. Morea was appointed to the Board of Directors on April 25, 2025.

The following table sets forth, as of April 24, 2025, the dollar range of our equity securities that is beneficially owned by the current directors of the Company.

Name	Dollar Range of Equity Securities Beneficially Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Independent Directors
Alexander Duka	>$100,000	>$100,000
George Grunebaum	>$100,000	>$100,000
Robert Warshauer	>$100,000	>$100,000
Joseph Morea(3)	—	—
Interested Directors
Ted Goldthorpe	>$100,000	>$100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)

The dollar range of equity securities beneficially owned for BCPL is calculated by multiplying the current net asset value per share, as of December 31, 2024, of $20.74 per share by the number of equity securities beneficially owned. The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or > $100,000.

(3)	Mr. Morea was appointed to the Board of Directors on April 25, 2025.

The following table sets forth the dollar range of limited partnership interests in other private funds advised by and beneficially owned by any of our independent directors and his or her immediate family as of December 31, 2024.

Name of Director	Name of Owners	Name of Investment	Title of Class	Value of Securities(1)	Percent of Class
Alexander Duka	Alexander Duka and Barbara Duka (spouse)	BCP Special Opportunities Fund I LP	Limited Partnership	>$100,000	*
Alexander Duka	Alexander Duka and Barbara Duka (spouse)	Portman Ridge Finance Corporation	Common Stock	$10,001 – $50,000	*
Alexander Duka	Alexander Duka	BC Partners Fund XI	Limited Partnership	>$100,000	*
Robert Warshauer	Robert Warshauer	BCP Special Opportunities Fund I LP	Limited Partnership	$50,001 – $100,000	*
Robert Warshauer	Robert Warshauer	Portman Ridge Finance Corporation	Common Stock	$10,001 – $50,000	*
Joe Morea	Joe Morea	Portman Ridge Finance Corporation	Common Stock	$10,001 – $50,000	*
*	Represents less than 1%.
(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or >$100,000.

PROPOSAL 1 — ELECTION OF DIRECTORS

The business and affairs of the Company is managed under the oversight of its Board. BCPL’s Board currently consists of 4 members, of whom three are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act. The Board may modify the number of its members in accordance with the Company’s bylaws, except that no decrease in the number of directors will shorten the term of any incumbent director.

Under the charter of BCPL, directors are divided into three classes. At each annual meeting of stockholders of the Company, the successors to the directors whose terms expire at such meeting will be elected to serve until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor has been duly elected and qualifies or any director’s earlier resignation, removal from office, death or incapacity.

Mr. Duka has been nominated for re-election to the Board of BCPL, for a three-year term expiring at the 2028 annual meeting of stockholders of the Company. Mr. Duka was elected to BCPL’s Board for a term commencing on April 9, 2018.

No person being nominated by the Company as a director is being proposed for election pursuant to any agreement or understanding between any such person and that Company.

Required Vote

A plurality of all of the votes cast at the Annual Meeting duly called and at which a quorum is present is necessary to elect a director. Any stockholder of BCPL as of the Record Date can vote for or withhold authority on the director nominee. Abstentions, votes to “withhold authority” and broker non-votes will have no effect on the election of the director nominee, although they will be considered present for the purpose of determining the presence of a quorum. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominee named above. If the nominee should be unable to serve or for good cause will not serve as a director, it is intended that the proxy will be voted for the election of such person nominated by the Board as a replacement. The Board does not have any reason to believe that the director nominee named will be unable or unwilling to serve.

The Company’s Board unanimously recommends a vote “FOR” the director nominee described in this proxy statement.

Director and Executive Officer Information

Directors

Information regarding the Company’s nominee for election as a director at the Annual Meeting and the Company’s continuing directors is set forth below. We have divided the directors into two groups—independent directors and interested directors. Each interested director is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Age(1)	Company—Length of Time Served: Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)
Interested Directors
Ted Goldthorpe (48)	Director since April 2018; term expires in 2026	President and CEO of Logan Ridge Finance Corporation since July 2021, Portman Ridge Finance Corporation since April 2019, BCPL since April 2018, Alternative Credit Income Fund since October 2020 and Opportunistic Credit Interval Fund since 2022. Mr. Goldthorpe also currently serves as the CEO and Chairman of Mount Logan Capital Inc., Executive Officer of Sierra Crest and Managing Partner of BC Partners Credit since 2017. Mr. Goldthorpe was President of Apollo Investment Corporation and Chief Investment Officer of Apollo Investment Management from 2012 to 2016.	5	Director of Mount Logan Capital Inc. since 2018; Director of Portman Ridge Finance Corporation since 2019; Trustee of Alternative Credit Income Fund since 2020; Director of Logan Ridge Finance Corporation since 2021; Trustee of Opportunistic Credit Interval Fund since 2022; Director of Runway Growth Finance Corp. since 2025; Director of ContextLogic Inc. since 2025.

Independent Directors
Alexander Duka* (58)	Director since April 2018; term expires, if elected, in 2028	Independent Director, Trade Arcade Inc. from September 2021 to present and Senior Advisor to Corporate Development of Acceleration Bay,	5	Director of Portman Ridge Finance Corporation since 2019; Trustee of Alternative Credit Income Fund since 2020; Director of

Name, Address and Age(1)	Company—Length of Time Served: Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)
		LLC from December 2019 to present. Executive Vice President of Corporate Development of Acceleration Bay, LLC from September 2017 to December 2019. Mr. Duka also held various positions at Citigroup, Inc. from 1992 to 2017.		Logan Ridge Finance Corporation since 2021; Trustee of Opportunistic Credit Interval Fund since 2022; Director of Runway Growth Finance Corp. since 2025. Trustee of Bondhouse Investment Trust from 2019 to 2020.

George Grunebaum (62)	Director since April 2018; term expires in 2026	Chief Executive Officer of Ashmore Investment Management (US) Corp since 2008; President of Ashmore Funds, a series of U.S. registered mutual funds, since 2010; and Director and President of Gordonstoun American Foundation, a non-profit organization, from 2000 to 2024.	5	Director of Ashmore Funds since December 2010; Director of Portman Ridge Finance Corporation since 2019; Trustee of Alternative Credit Income Fund since 2020; Director of Logan Ridge Finance Corporation since 2021; Trustee of Opportunistic Credit Interval Fund since 2022

Robert Warshauer (67)	Director since April 2018; term expires in 2027	Chief Executive Officer of BLST Holdings, LLC from 2020 to present. Board Member, Icon Parking Holdings, LLC from 2020 to 2023. Managing Director and Head of Investment Banking — NY, Imperial Capital (an investment banking company) from 2007 to 2020. Board Member, Global Knowledge (education service), from 2020 to 2021; MD American	5	Director of Portman Ridge Finance Corporation since 2019; Trustee of Alternative Credit Income Fund since 2021; Director of Logan Ridge Finance Corporation since 2021; Trustee of Opportunistic Credit Interval Fund since 2022; Director of Runway Growth Finance Corp. since 2025.

Name, Address and Age(1)	Company—Length of Time Served: Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the Fund Complex(2) Overseen by the Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director During the Past Five Years(3)
(energy company), 2020; and Estrella Media, Inc. (Spanish language media), 2019 to 2021.

Joseph Morea (70)(4)	Director since April 2025; term expires in 2027	Former Principal for Berkeley Realty Ventures, LLC		Trustee of Industrial Logistics Properties Trust since 2018; Trustee of Seven Hills Realty Trust since 2017; Director of TravelCenters of America LLC from 2015 to 2023; Trustee of First Eagle Senior Loan Fund (f/k/a THL Credit Senior Loan Fund) from 2013 to December 2021; Trustee of Eagle Growth and Income Opportunities Fund from 2015 to 2020; Trustee of RMR Real Estate Income Fund from 2016 to 2020; Director of Garrison Capital Inc. from 2015 to October 2020.

*	Director nominee
(1)	The address of all directors is c/o BC Partners Lending Corporation, as applicable, 650 Madison Avenue, 3rd Floor, New York, NY 10022.
(2)	“Fund Complex” includes BCPL, Logan Ridge Finance Corporation, Portman Ridge Finance Corporation, Opportunistic Credit Interval Fund and Alternative Credit Income Fund.
(3)

Except as set forth in this table, no current director of the Company otherwise serves, or has served during the past five years, as a director of an investment company registered under the 1940 Act or of a company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

(4)	Mr. Morea was appointed to the Board of Directors on April 25, 2025.

Executive Officers

The following persons serve in the following capacities for the Company:

Name	Age	Position
Ted Goldthorpe	48	President and Chief Executive Officer
James Piekarski	40	Chief Financial Officer, Secretary and Treasurer
David Held	54	Chief Compliance Officer

Biographical Information

Additional biographical information regarding the Company’s current directors, nominee for election as director and officers is set forth below.

Interested Directors

Ted Goldthorpe. Mr. Goldthorpe is the President and Chief Executive Officer of the Company. Mr. Goldthorpe is an executive officer of the Adviser and Managing Partner of BC Partners Credit (“BCP Credit”), an integrated credit platform operating within the BC Partners organization. He joined BC Partners to open BCP Credit in 2017. He was previously President of Apollo Investment Corporation and the Chief Investment Officer of Apollo Investment Management where he was the head of its U.S. Opportunistic Platform and also oversaw the Private Origination business from 2012 to 2016. He was also a member of Apollo’s firm-wide Senior Management Committee. Prior to Apollo, Mr. Goldthorpe worked at Goldman Sachs for 13 years where he most recently ran the bank loan distressed investing desk. He was previously the head of Principal Capital Investing for the Special Situations Group. Mr. Goldthorpe launched BC Partners’ credit business in 2017 and oversees a team of experienced credit professionals. As a Managing Partner of BC Partners, Mr. Goldthorpe is also a member of the Investment Committee of the private equity business.

Mr. Goldthorpe’s prior credit and investment experience, including his experience as an officer of a publicly-traded business development company, led to the Board’s conclusion that Mr. Goldthorpe should serve as a member of the Board.

Independent Directors

Alexander Duka. Mr. Duka also serves on the Audit Committee and Nominating and Corporate Governance Committee of the Board. Mr. Duka was the Executive Vice President of Corporate Development for Acceleration Bay LLC, a patent investment and technology acceleration business headquartered in San Mateo, CA until December 2019, and remains a senior advisor for the firm. Mr. Duka was responsible for Finance, Investor Relations, Strategic Relationships, New Ventures and Acquisitions. He joined the firm in September 2017. Mr. Duka previously spent 20 years at Citigroup, a global banking institution, and was a Managing Director in the Financial Institutions group in Global Banking, retiring in February 2017. Mr. Duka was the senior banker responsible for managing Citibank’s banking relationships with a number of high profile traditional and alternative asset management companies. Mr. Duka oversaw all financings, capital markets activity, M&A and the provision of other banking services and advice for this client base. Mr. Duka also worked with these asset managers to develop a new generation of permanent capital vehicles, including Business Development Companies, REITs, Closed End Funds, and European Listed Vehicles. Prior to Citibank, Mr. Duka has served on the Board of Directors of Trade Arcade Inc. since September 2021 and was a member of the Board of Trustees of BondHouse Investment Trust from September 2019 to February 2021 where he is now an advisor to the sponsor. Mr. Duka also worked at Bank of New York and United Jersey Bank. Mr. Duka received his B.A. from Rutgers College and his MBA from Rutgers Graduate School of Management.

Through his prior experiences as an executive vice president and managing director at several companies, Mr. Duka brings business expertise and finance and industry skills to his Board service. The foregoing qualifications led to the Board’s conclusion that Mr. Duka should serve as a member of the Board.

George Grunebaum. Mr. Grunebaum is the chairman of the Nominating and Corporate Governance Committee of the Board. Mr. Grunebaum also serves on the Audit Committee of the Board of the Company. Mr. Grunebaum is Chief Executive Officer of Ashmore Investment Management (US) Corp, which he joined in 2008. Mr. Grunebaum is responsible for sales, marketing, product management and client servicing for the firm’s institutional and retail clients globally. Mr. Grunebaum is also Chief Executive Officer of Ashmore Investment Management (US) Corp and President of Ashmore Funds, a series of US registered mutual funds. Prior to joining Ashmore, Mr. Grunebaum was co-Managing Partner of Dolomite Capital Management and one of the founding partners of the firm. From 1986 to 2005, he worked at JPMorgan Chase in various capacities as an Emerging Markets trader. His most senior roles included head of global client trading, head of global principal risk taking for credit, local interest rates and equities. Mr. Grunebaum was co-chair of the Emerging Markets Traders Association (EMTA) from 2001, until his retirement from JPMorgan Chase in 2005. He received his BA from Hamilton College. He is licensed as a Series 7, Series 24, and Series 63 Registered Representative.

Mr. Grunebaum’s executive experience brings extensive business and financial expertise to his Board service. Moreover, due to Mr. Grunebaum’s knowledge of, and experience in, finance and accounting, the Board determined that Mr. Grunebaum is an “audit committee financial expert” as defined under SEC rules. The foregoing qualifications led to the Board’s conclusion that Mr. Grunebaum should serve as a member of the Board.

Robert Warshauer. Mr. Warshauer is the chairman of the Audit Committee of the Board. Mr. Warshauer also serves on the Nominating and Governance Committee of the Board. Warshauer is Chief Executive Officer of BLST Holdings, LLC and a Board Member of Icon Parking Holdings, LLC. Formerly, Mr. Warshauer was Managing Director and Head of the Investment Banking Group – New York of Imperial Capital (an investment banking company) and has served on the boards of directors of Global Knowledge (an education service), MD American (an energy company) and Estrella Broadcasting (a Spanish language media company). He has over 25 years of experience in financings, mergers and acquisitions, and restructurings. Prior to joining Imperial Capital, he was a Managing Director at Kroll Zolfo Cooper, where he advised clients on operational issues, acquisitions and recapitalizations. He was a Managing Director and member of the Board of Directors and the Commitment Committee of Giuliani Capital Advisors LLC, and its predecessor firm, Ernst & Young Corporate Finance LLC. He has also held the position of CEO and President of a branded retail business with over 500 locations and 5,000 employees, been the CEO of an international business services and manufacturing company with operations in 16 countries, and served as President and a member of the Board of Directors of a publicly traded technology company. He is a former member of the board of directors of the American Bankruptcy Institute and currently serves on several corporate and charitable boards of directors. Mr. Warshauer received his M.B.A. from New York University and his B.S.B.A. from Bucknell University.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Warshauer brings extensive business and financial expertise to his Board service. Moreover, due to Mr. Warshauer’s knowledge of, and experience in, finance and accounting, the Board determined that Mr. Warshauer is an “audit committee financial expert” as defined under SEC rules, and that he is qualified to serve as chairman of the Audit Committee of the Board. The foregoing qualifications led to the Board’s conclusion that Mr. Warshauer should serve as a member of the Board.

Joseph Morea. Mr. Morea also serves on the Audit Committee and Nominating and Corporate Governance Committee of the Board. Mr. Morea had served as a director of GARS from 2015 to 2020. Mr. Morea also serves as a director for Industrial Logistics Properties Trust, a REIT primarily investing in industrial and logistics properties, since January 2018, for Seven Hills Realty Trust, a real estate finance company primarily investing in first mortgage loans secured by middle market and transitional commercial real estate, since June 2017, for TravelCenters of America LLC, a company that operates full-service facilities along highways, since February 2015, and for First Eagle Senior Loan Fund, an investment company primarily investing in bank loans, from June 2013 to December 2021. Additionally, he served as a director for Eagle Growth and Income Opportunities Fund, an investment company primarily investing in equity and fixed income securities, from 2015 to 2020 and RMR Real Estate Income Fund, an investment company primarily investing in common and preferred securities issued by REITs and other real estate companies, from 2016 to 2020. Mr. Morea served as the Vice Chairman and Managing Director of RBC Capital Markets from 2003 through June 2012. In this position, Mr. Morea led the U.S. Equity Capital Markets Division, the U.S. Investment Banking Division and the U.S. Commitment Committee. Earlier in his career, Mr. Morea held positions in equity capital markets at UBS, Inc., PaineWebber, Inc. and Smith Barney, Inc. Mr. Morea received a B.S. from Albany State University and an M.B.A. from The Peter J. Tobin College of Business at St. John’s University. Mr. Morea is also an inactive Certified Public Accountant.

Mr. Morea’s extensive knowledge of capital markets and his experience as a director with other investment companies led the Nominating and Corporate Governance Committee and the Board to conclude that Mr. Morea is qualified to serve as a director.

Executive Officers Who are not Directors

David Held. Mr. Held has served as Chief Compliance Officer of the Company since July 1, 2021. Mr. Held also serves as the Chief Compliance Officer for Portman Ridge Finance Corporation, Logan Ridge Finance Corporation, Alternative Credit Income Fund and Opportunistic Credit Interval Fund. Since June 2021, Mr. Held has served as Chief Compliance Officer, Credit for BC Partners in New York City and has served as Chief Compliance Officer of Mount Logan Management LLC. Between 2015 and 2021, he served as Chief Compliance Officer of Lyxor Asset Management Inc. Prior to his role at Lyxor Asset Management Inc., between 2012 and 2014 he served as Senior Compliance Officer at American Securities LLC in New York City and between 2008 and 2012 he served as Chief Compliance Officer at AXA Investment Managers Inc. in Greenwich, CT. Prior to his career in compliance, he was a securities and regulatory attorney in private practice. Mr. Held holds a J.D. from Georgetown University Law Center.

James Piekarski. Mr. Piekarksi began serving as Chief Financial Officer, Secretary and Treasurer of the Company on April 1, 2024. Mr. Piekarski joined BC Partners in 2021 from Apollo Global Management, where he spent five years in various financial reporting roles, most recently as controller of AP Alternative Assets (Euronext: AAA), an Apollo managed private equity fund. Mr. Piekarski joined Apollo from Barclays Capital, and has experience in public accounting from PricewaterhouseCoopers LLP. He holds a BS in Accounting from Fordham University and is a CPA.

Board Leadership Structure

The Board monitors and performs oversight roles with respect to the Company’s business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers. Among other things, the Board approves the appointment of the Company’s investment adviser and officers, reviews and monitors the services and activities performed by the Company’s investment adviser and officers and approves the engagement of, and reviews the performance of, the independent registered public accounting firm.

Under the Company’s bylaws, the Board may designate a chairman to preside over the meetings of the Board and to perform such other duties as may be assigned to him or her by the Board. The Company does not have a fixed policy as to whether the chairman of the Board should be an independent director; the Company believes that it should maintain the flexibility to select the chairman and reorganize its leadership structure, from time to time, based on the criteria that is in the Company’s best interests and the best interests of the Company’s stockholders at such times. The Board has established corporate governance procedures to guard against, among other things, an improperly constituted Board. The Company has appointed a lead independent director who acts as the presiding independent director at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of the Company even though they may have another relationship with the Company or its management that prevents them from being independent directors). Currently, Mr. Duka serves as the designated lead independent director of the Board.

Presently, Mr. Goldthorpe serves as both Chairman of the Board and President and Chief Executive Officer of the Company. The Board believes that while independent oversight of management is an important component of an effective board of directors, the most effective leadership structure for the Company at the present time is for Mr. Goldthorpe to serve as the principal executive officer of the Company and also serve as Chairman of the Board. The independent directors believe that because Mr. Goldthorpe and his affiliates are ultimately responsible for the day-to-day operation of the Company and for executing the Company’s strategy, and because the performance of the Company is an integral part of Board deliberations, Mr. Goldthorpe is the director best qualified to act as Chairman of the Board. The Board retains the authority to modify this structure to best address the Company’s unique circumstances, and to advance the best interests of all stockholders, as and when appropriate.

The Board also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability, which is the goal that many companies seek to achieve. The Company’s governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers and officers and key personnel of our Adviser. Some of the relevant processes and other corporate governance practices include:

•

A majority of the Board’s directors are independent directors. Each director is an equal participant in decisions made by the full Board. In addition, all matters that relate to the Adviser or any of its affiliates must be approved by a majority of the independent directors. The Audit Committee is comprised entirely of independent directors.

•

The investment advisory agreement by and between the Company and its Adviser (the “Advisory Agreements”) has an initial two-year term, with an annual review subsequent to the initial two-year term by, and renewal subject to, the approval of the Board, including a majority of the independent directors. The fees paid to the Adviser must be deemed reasonable, as determined by our independent directors, on an annual basis.

•

The Board meets regularly, and materials are distributed to participants in advance of such meetings, which provides an opportunity for the Board to review materials and hold comprehensive and productive discussions.

The Company’s corporate governance practices include regular meetings of its independent directors in executive session without the presence of interested directors and management, the establishment an Audit Committee and Nominating and Corporate Governance Committee, comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors of the Company meet with in executive session at least once a year, for administering the Company’s compliance policies and procedures. While certain non-management members of the Board may participate on the boards of directors of other public companies, the Company monitors such participation to ensure it is not excessive and does not interfere with their duties to the Company.

Board’s Role in Risk Oversight

The BCPL Board perform their risk oversight function primarily through (i) two standing committees, which report to the Board and are comprised solely of independent directors, and (ii) active monitoring by the Company’s chief compliance officer and its compliance policies and procedures.

The Board’s role in risk management is one of oversight. Oversight of investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with investment activities are accurately identified, thoroughly investigated and responsibly addressed. The Board’s oversight function cannot, however, eliminate all risks or ensure that particular events do not adversely affect the value of our investments. In particular, the Board may determine at any time to terminate the Advisory Agreement, without the payment of any penalty, upon 60 days’ written notice, and must evaluate the performance of the adviser, and re-authorize the advisory agreement on an annual basis. The Board also has primary responsibility for the valuation of the Company’s assets.

Although the Board as a whole has retained oversight over the Company’s risk assessment and risk management efforts, much of the Board’s oversight efforts are conducted through the various Committees of the Board. Each Committee then regularly reports back to the full Board on the conduct of the Committee’s functions. The Board, as well as the individual Board Committees, also regularly hear directly from key officers and employees of the Company involved in risk assessment and risk management.

In particular, the Audit Committee assists the Board in risk oversight for the Company by reviewing and discussing with management and the independent auditors of the Company the significant financial and other exposures, and guidelines and policies relating to enterprise risk assessment and risk management, including the Company’s procedures for monitoring and controlling such risks. In addition to exercising oversight over key financial and business risks, the Audit Committee oversees, on behalf of the Board, valuation, financial reporting, tax, and accounting matters, as well as the Company’s internal controls over financial reporting. The Audit Committee also plays a key role in oversight of the Company’s compliance with legal and regulatory requirements, including the Company’s Code of Ethics.

The full Board of the Company regularly reviews the efforts of its Committees and discusses, at the level of the full Board, the key strategic, financial, business, legal and other risks facing the Company, as well as the Company’s efforts to manage those risks. The Board also performs its risk oversight responsibilities with the assistance of the Company’s chief compliance officer. The Board annually reviews a written report from the Company’s chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company. The chief compliance officer’s annual report addresses: (i) the operation of the compliance policies and procedures of the Company, its investment adviser and certain other entities since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee compliance. In addition, the Company’s chief compliance officer meets in executive session with the Board’s independent directors at least once a year. The Company believes that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company. As a business development company, the Company is required to comply with certain regulatory requirements that control the levels of risk in its business and operations.

Transactions with Related Persons

Investment Advisory Agreement

BCPL is externally managed by BC Partners Advisors, an affiliate of BC Partners, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Mr. Goldthorpe, an interested member of the Board, has a direct or indirect pecuniary interest in BC Partners Advisors. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). BC Partners Advisors is indirectly owned by BC Partners.

Under the Company’s Investment Advisory Agreement, fees payable to BC Partners Advisors equal (a) a base management fee of 1.00% (1.50% if an exchange listing occurs) of the value of BCPL’s average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters (b) an incentive fee based on BCPL’s performance.

The incentive fee consists of two parts, as follows:

(i) The first component, the income incentive fee, payable at the end of each quarter in arrears, equals 100% of the pre-incentive fee net investment income in excess of a 1.50% quarterly preferred return but less than 1.76% (1.818% if an exchange listing occurs), the upper level breakpoint, and 15% (17.50% if an exchange listing occurs) of the amount of pre-incentive fee net investment income that exceeds 1.76% (1.818% if an exchange listing occurs) in any calendar quarter. For purposes of determining whether pre-incentive fee net investment income exceeds the hurdle rate, pre-incentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter.

(ii) The second component, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 15.0% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. BCPL accrues, but does not pay, a capital gains incentive fee with respect to unrealized capital appreciation because a capital gains incentive fee would be owed to BC Partners Advisors if BCPL were to sell the relevant investment and realize a capital gain.

On August 20, 2019, BCPL entered into a letter agreement (the “Letter Agreement”) with BC Partners Advisors pursuant to which, for the period ending December 31, 2019, the Adviser waived 50% of the base management fee to be paid by BCPL under the Investment Advisory Agreement. The waiver was prorated for any partial month or quarter. Management fees waived are not subject to recoupment by BC Partners Advisors.

For the period ended December 31, 2024, BCPL incurred management fees, net of waivers, of $1.4 million and incentive fees of $1.2 million.

BC Partners Advisors may, from time to time, pay amounts owed by BCPL to third-party providers of goods or services, including the Board, and BCPL will subsequently reimburse BC Partners Advisors for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms. Prior to BCPL’s commencement of operations, BC Partners Advisors and its affiliates have incurred operating expenses on behalf of BCPL in the amount of $1.2 million, including audit fees of $0.2 million, legal fees of $0.5 million, professional fees of $22.3 thousand, directors’ fees of $0.2 million, insurance of $0.2 million and other expenses of $62.4 thousand. BCPL will have no responsibility for such costs until BC Partners Advisors submits such costs, or a portion thereof, for reimbursement. For the period ended December 31, 2019, BCPL recognized operating expenses of $1.2 million.

The Investment Advisory Agreement may be terminated without penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors or by the adviser.

Administration Agreement

The Company has entered into an administration agreement with BC Partners Management LLC (the “Administrator”) (the “Administration Agreement”), which is an affiliate of BC Partners LLP and of BC Partners Advisors. Pursuant to the Administration Agreement, the Administrator provides administrative services to the Company necessary for the operations of the Company, which include providing to the Company office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and such other services as the Administrator, subject to review by the Board, shall from time to time deem to be necessary or useful to perform its obligations under the Administration Agreement. The Administrator also provides to the Company portfolio collection functions for and is responsible for the financial and other records that the Company is required to maintain and prepares, prints and disseminates reports to the Company’s stockholders and reports and all other materials filed with the SEC.

For providing these services, facilities and personnel, the Company reimburses the Administrator the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the costs of compensation and related expenses of its chief financial officer and chief compliance officer and their respective staffs. Such reimbursement is at cost, with no profit to, or markup by, the Administrator. The Administration Agreement may be terminated without penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company or by the vote of the Company’s directors or by the Administrator. For the fiscal year ended December 31, 2024, BCPL incurred administrative fees of $0.6 million and operating expenses of zero under its Administration Agreement, which were paid by BC Partners Advisors on behalf of BCPL.

Review, Approval or Ratification of Transactions with Related Persons

The independent directors of the Company are required to review, approve or ratify any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Material Conflicts of Interest

The Company’s executive officers, directors and certain members of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by BC Partners or its affiliates. All of BCPL’s executive officers and independent directors serve as executive officers or independent directors of Portman Ridge Finance Corporation and Logan Ridge Finance Corporation. BCPL invests in secured debt of private middle-market companies, that pay interest at rates which are determined periodically on the basis of a floating base lending rate, made to private middle-market companies whose debt is rated below investment grade, similar to those that Portman Ridge Finance Corporation and Logan Ridge Finance Corporation target for investment. BC Partners and its affiliates also manage and sub-advise private investment funds and accounts, and may manage other such funds and accounts in the future, which have investment mandates that are similar, in whole and in part, with the Company. Therefore, there may be certain investment opportunities that satisfy the investment criteria for the Company as well as private investment funds and accounts advised or sub-advised by BC Partners and its affiliates. Accordingly, BC Partners and its affiliates may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the personnel of BC Partners may face conflicts of interest in the allocation of investment opportunities to the Company and such other funds and accounts.

The Company may invest alongside funds and accounts managed or sub-advised by its Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, the Company may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting the Company and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Adviser, acting on behalf of the Company and on behalf of other clients, negotiates no term other than price or terms related to price.

In addition, on April 10, 2023, the SEC issued an order granting BCPL’s application for exemptive relief to co-invest, subject to the satisfaction of certain conditions, in certain private placement transactions, with other funds managed by the Adviser or its affiliates, and any future funds that are advised by the Adviser or its affiliated investment advisers. Under the terms of the exemptive order, in order for the Company to participate in a co-investment transaction a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must conclude that (i) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching with respect of the Company or its stockholders on the part of any person concerned, and (ii) the proposed transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objectives and strategies and certain criteria established by the Board.

Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, the Company and its common stockholders could be adversely affected to the extent investment opportunities are allocated among the Company and other investment vehicles managed or sponsored by, or affiliated with, its executive officers, directors and members of the Adviser. The Company might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by the Adviser and its affiliates. The Adviser is committed to treating all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds or accounts receive allocations where others do not.

Pursuant to the Investment Advisory Agreement, the Adviser’s liability is limited and the Company is required to indemnify its Adviser against certain liabilities. This may lead the Adviser to act in a riskier manner in performing its duties and obligations under the Investment Advisory Agreement than it would if it were acting for its own account, and creates a potential conflict of interest.

Pursuant to the Administration Agreement, the Administrator furnishes the Company with the facilities, including its principal executive office, and administrative services necessary to conduct its day-to-day operations. The Company pays the Administrator its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including, without limitation, a portion of the rent at market rates and compensation of the Company’s chief financial officer, chief compliance officer, their respective staffs and other non-investment professionals that perform duties for the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires the Company’s directors and executive officers, and persons who own 10% or more of the Company’s common stock, to file reports of ownership and changes in ownership of its equity securities with the SEC. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, the Company believes that its directors, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2024.

Corporate Governance

Corporate Governance Documents

The Code of Ethics, Audit Committee Charter, and Nominating and Corporate Governance Committee Charter for BCPL are available to any stockholder who requests them by writing to BC Partners Lending Corporation, 650 Madison Avenue, New York, New York 10022, Attention: Chief Compliance Officer.

Director Independence

In accordance with Section 2(a)(19) of the 1940 Act, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has materially changed.

The Board has determined that each of the current directors is, and each director that served during fiscal year 2024, was independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Mr. Goldthorpe.

Evaluation

The Company’s directors perform an evaluation, no less frequently than annually, of the effectiveness of the Company’s Board and its committees. This evaluation includes Board and Board committee discussions.

Communications with Directors

Stockholders and other interested parties may contact any member (or all members) of the Company’s Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to such Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to BC Partners Lending Corporation at 650 Madison Avenue, New York, New York 10022, Attention: Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Company’s Audit Committee. Appropriate personnel of the Company will review and sort through communications before forwarding them to the addressee(s).

Board Meetings and Committees

The Board met four times during fiscal year 2024. Each director attended at least 75% of the total number of meetings of the BCPL Board and committees during fiscal year 2024 on which the director served that were held while the director was a member of the Board or such committee, as applicable. The Board’s standing committees are described below. Directors are encouraged, but not required, to attend each annual meeting of stockholders. One Director attended the 2024 annual meeting of stockholders.

Audit Committee

The Board has an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) comprised solely of independent directors. The Company’s Audit Committee is responsible for selecting, engaging and discharging the Company’s independent accountants, reviewing the plans, scope and results of the audit engagement with its independent accountants, approving professional services provided by its independent accountants (including compensation thereof), reviewing the independence of its independent accountants and reviewing the adequacy of its internal control over financial reporting, as well as establishing guidelines and making recommendations to its Board regarding the valuation of its loans and investments.

The members of the Company’s Audit Committee are Messrs. Duka, Grunebaum, Warshauer and Morea, each of whom is not an interested person of the Company as defined in the 1940 Act. Mr. Warshauer serves as the Chairman of the Audit Committee. The Company’s Board has determined that Messrs. Grunebaum and Warshauer each is an “audit committee financial expert” as defined under SEC rules. The Company’s Audit Committee met four times during fiscal year 2024.

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by its stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board and its committees and evaluation of management.

The members of the Company’s Nominating and Corporate Governance Committee are Messrs. Duka, Grunebaum, Warshauer and Morea, each of whom is not an interested person of the Company as defined in the 1940 Act. Mr. Grunebaum serves as the Chairman of the BCPL Nominating and Corporate Governance Committees. The Nominating and Corporate Governance Committee met one time during fiscal year 2024.

The Company’s Nominating and Corporate Governance Committee considers qualified director nominees recommended by stockholders of the Company when such recommendations are submitted in accordance with either the Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. Stockholders of the Company may submit candidates for nomination for the Company’s Board by writing to: Board of Directors, BC Partners Lending Corporation, 650 Madison Avenue, New York, New York 10022. When submitting a nomination for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of Company common stock owned beneficially or of record by the person; and the date such shares were acquired and the investment intent of such acquisition; (iv) whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act and (v) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected. The Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the Nominating Committee’s slate of nominees in this proxy statement.

In evaluating director nominees, the Company’s Nominating and Corporate Governance Committee considers the following factors:

•	availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board;

•	relevant business and related industry experience; educational background; financial expertise;

•	experience with corporate governance matters; an assessment of the candidate’s ability, judgment and expertise;

•	overall diversity of the composition of the Board;

•	the percentage of the Board represented by Independent Directors and whether a candidate would qualify as an Independent Director; and

•	such other factors as the Nominating Committee deems appropriate.

The Company’s
Nominating
and Corporate Governance Committee’s goal is to assemble a Board that brings it a variety of perspectives and skills derived from high quality business and professional experience.
Other than the foregoing, there are no stated minimum criteria for director nominees, although the Company’s Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in the Company’s best interests and those of its stockholders. The Company’s Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board do not have a specific diversity policy, but consider diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.
The Company’s Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the applicable business and who are willing to continue in service are considered for re-nomination,
balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee of the Board decides not to re-nominate
a member for
re-election
or the Board decides to add a new director to the Board, the Nominating and Corporate Governance Committee would identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Company’s Nominating and Corporate Governance Committee and Board would review and discuss, for nomination, the individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. The Nominating and Corporate Governance Committee of the Company has not, but may choose to, engage an independent consultant or other third party to identify or evaluate or assist in identifying potential nominees to the Company’s Board.
Hedging Transactions
Our Statement of Policy on Insider Trading
prohibits
directors, executive officers or employees from purchasing certain financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds). Our Statement of Policy on Insider Trading does not expressly prohibit engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, but strongly discourages such transactions. Additionally, our Statement of Policy on Insider Trading requires that directors, officers and employees first obtain pre-clearance
from our Chief Compliance Officer before entering into any hedging transaction involving the Company’s securities.
Code of Business Conduct
The Company has adopted a Code of Business Conduct which applies to, among others, executive officers, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and all other officers, employees and directors of the Company. BCPL will report any material amendments to or waivers of a required provision of its Code of Ethics in a Current Report on
Form 8-K.

Director Compensation

The following table sets forth compensation of the Company’s directors for the fiscal year ended December 31, 2024:

		Total Compensation from Fund and Complex Paid to Directors
Name	Fees Earned or Paid in Cash(1)(2)	Fund Complex(3)
Interested Director:
Ted Goldthorpe	—	—
Independent Directors:
Alexander Duka	$50,000	$343,000
George Grunebaum	$50,000	$330,500
Robert Warshauer	$50,000	$341,750
Joseph Morea(4)	—	96,250

(1)	For a discussion of the Company’s independent directors’ compensation, see below.
(2)	The Company does not maintain a stock or option plan, non-equity incentive plan or pension plan for its directors.
(3)	“Fund Complex” includes BCPL, Logan Ridge Finance Corporation, Portman Ridge Finance Corporation, Opportunistic Credit Interval Fund and Alternative Credit Income Fund.
(4)	Mr. Morea was appointed to the Board of Directors on April 25, 2025.

For fiscal year 2025, the independent directors of BCPL will receive an annual retainer fee of $50,000. No compensation was paid to directors who were interested persons of BCPL as defined in the 1940 Act. The Company does not have a standing compensation committee as the independent directors of BCPL determine compensation for directors and executive officers. The independent directors of BCPL review and determine their compensation. The independent directors review and approve the reimbursement by the Company of the allocable portion of the compensation of its chief financial officer and chief compliance officer and their respective staffs and other non-investment professionals at the Investment Adviser that perform duties for the Company.

PROPOSAL 2 — RATIFY THE APPOINTMENT OF DELOITTE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2025 FISCAL YEAR

Upon the recommendation of the Audit Committee of the Board, the Board has retained Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to ratification by the Company’s stockholders. It is expected that a representative of Deloitte will participate in the virtual Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions. After reviewing the Company’s audited financial statements for the fiscal year ended December 31, 2024, the Audit Committee of the Board recommended to the Board that such statements be included in the Company’s Annual Report on Form 10-K. A copy of the Audit Committee’s Report appears below.

Independent Auditor’s Fees

The following table presents fees for professional services rendered by Deloitte for the fiscal years ended December 31, 2024 and 2023, respectively, for the Company.

	2024	2023
Audit Fees	$233,469	$236,486
Audit-Related Fees	$—	$—
Aggregate Non-Audit Fees:
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Aggregate Non-Audit Fees	$—	$—

Total Fees	$233,469	$236,486

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Company’s year-end financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Aggregate Non-Audit Fees. There were not any aggregate non-audit fees billed by Deloitte to the Adviser and its affiliates who provide on-going services to the Company during the fiscal year ended December 31, 2024. The Company’s Audit Committee does not consider the provision of such services to be incompatible with maintaining Deloitte’s independence.

Required Vote

For the Company, the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to approve this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal, although they will be considered present for the purpose of determining the presence of a quorum. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of shares of our common stock, there should not be any broker non-votes with respect to this proposal.

The Board unanimously recommends a vote “FOR” the proposal to ratify the appointment of Deloitte as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2024.

The Audit Committee operates under a written charter adopted by the Board. BCPL’s Audit Committee is currently composed of Messrs. Duka, Grunebaum, Warshauer and Morea.

Management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accountant is responsible for performing an independent audit of the Company’s annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States, as well as an independent audit of management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent registered public accountant(s) in order to assure that the provision of such service does not impair the accountant’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee.

Review with Management

The Audit Committee has reviewed the audited consolidated financial statements and met and held discussions with management regarding the audited consolidated financial statements. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with its independent registered public accounting firm, matters required to be discussed by Auditing Standard No. 1301, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board and such other matters as the Audit Committee and its independent registered public accounting firm are required to discuss under auditing standards generally accepted in the United States. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees (as amended), as adopted by the Public Company Accounting Oversight Board, and has discussed with the firm its independence. The Audit Committee has also considered the compatibility of non-audit services with the firm’s independence.

In 2024, the Audit Committee met with members of senior management and the Company’s independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Accounting Officer under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the rules and regulations of the SEC and the overall certification process. At these meetings, the Company’s officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Selection of Auditors

The Audit Committee also recommended the selection of Deloitte to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025, subject to ratification by our stockholders. See “Proposal 2 — Ratification of Independent Public Accounting Firm.”

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to Audit Committee, the Audit Committee of the Company recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Robert Warshauer, Chairman

Alexander Duka, Member

George Grunebaum, Member

Joseph Morea, Member

OTHER MATTERS

Stockholder Proposals Pursuant to Rule 14a-8

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2026 Annual Meeting of Stockholders must be received by the Company on or before December 30, 2025, or if the date of the 2026 Annual Meeting of Stockholders has been changed by more than 30 days from the date of the 2025 Annual Meeting of Stockholders, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: BC Partners Lending Corporation, as applicable, 650 Madison Avenue, New York, New York 10022, Attention: Secretary. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Stockholder Proposals Other than Pursuant to Rule 14a-8

Stockholder proposals or director nominations for either Company to be presented at the 2026 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the applicable Company. Such proposal or director nomination must be received not earlier than 150 days and not later than 5:00 p.m., Eastern Time, 120 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For the 2026 Annual Meeting of Stockholders, BCPL must receive such proposals and nominations no earlier than November 30, 2025 and no later than December 30, 2025.

In the event that the date of the 2026 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2025 Annual Meeting of Stockholders, a timely notice by the stockholder must be delivered no earlier than 150 days prior to the 2026 Annual Meeting of Stockholders and not later than 5 p.m., Eastern Time, on the later of (i) the 120th day prior to the 2026 Annual Meeting of Stockholders or (ii) the 10th day following the day on which public announcement of the notice for the 2026 Annual Meeting of Stockholders is first made.

To be in proper written form, a stockholder’s notice to the Secretary relating to any matter must comply with the other requirements contained in BCPL’s bylaws, as applicable, including supporting documentation and other information and representations set forth as to each matter such stockholder proposes to bring before the annual meeting.

Other Business

The Company’s Board does not presently intend to bring any other business before the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to participate in the virtual Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Annual Meeting. The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/BCPLPR2025 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 11:45 a.m., Eastern Time.

Please allow time for online check-in procedures. For questions regarding the virtual Annual Meeting and voting, please contact us by calling us collect at (212) 891-2880 or by writing or BC Partners Lending Corporation at 650 Madison Avenue, New York, New York 10022, Attention: Secretary.

Delivery of Proxy Materials

Please note that only one copy of the 2025 proxy statement, the applicable 2024 Annual Report on Form 10-K or Notice of Annual Meeting may be delivered to two or more stockholders of record of BCPL who share an address unless we have received contrary instructions from one or more of such stockholders.

We will deliver promptly, upon written or oral request, a separate copy of any of these documents to stockholders of record of BCPL at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us collect at (212) 891-2880 or by writing to BC Partners Lending Corporation, as applicable, at 650 Madison Avenue, New York, New York 10022, Attention: Secretary.

Available Information

The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling us collect at (212) 891-2880 or by writing to BC Partners Lending Corporation, as applicable, at 650 Madison Avenue, New York, New York 10022, Attention: Secretary. The information on these websites is not incorporated by reference into this proxy statement.

BC PARTNERS LENDING CORPORATION ATTN: SECRETARY 650 MADISON AVENUE, 23RD FLOOR NEW YORK, NY 10022 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/BCPLPR2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V75000-Z90309 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BC PARTNERS LENDING CORPORATION For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following nominee: ! ! ! 1. To elect one director of the Company, who will serve until the 2028 Annual Meeting of Stockholders and until his successor is duly elected and qualified: Nominee: 01) Alexander Duka The Board of Directors recommends you vote FOR proposal 2. For Against Abstain 2. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accountant of the Company for the fiscal year ending ! ! ! December 31, 2025. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V75001-Z90309 BC PARTNERS LENDING CORPORATION Annual Meeting of Stockholders June 24, 2025 12:00 PM, EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) James Piekarski and David Held, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of BC PARTNERS LENDING CORPORATION that the stockholder(s) is/are entitled to vote at the 2025 Annual Meeting of Stockholders to be held in person (virtually) at 12:00 PM, EDT on June 24, 2025, at the following website www.virtualshareholdermeeting.com/BCPLPR2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side